Exhibit 10.6

AMENDMENT TO THE SHAREHOLDERS AGREEMENT

This Amendment to the Shareholders’ Agreement (“Amendment Agreement”) is executed on the 5th day of September, 2016 by and amongst:

1.	INTERNATIONAL FINANCE CORPORATION, an international organization established by the Articles of Agreement among its member countries including the Republic of India (“IFC”) of the First Part;

AND

2.	HELION VENTURE PARTNERS II, LLC, a company established under the laws of Mauritius, having its principal office at International Management (Mauritius) Ltd, Les Cascades Building, Edith Cavell Street, Port Louis, Mauritius (hereinafter referred to as “Helion” which expression shall mean and include the said company, its executors, assigns and successors- in- interest), of the Second Part;

AND

3.	FC VI INDIA VENTURE (MAURITIUS) LTD., a company established under the laws of Mauritius, having its principal office at International Financial Services Limited, IFS Court, 28 Cybercity, Ebene, Mauritius (hereinafter referred to as “FC” which expression shall mean and include the said company, its executors, assigns and successors- in-interest), of the Third Part;

AND

4.	DEG – DEUTSCHE INVESTITIONS –UND ENTWICKLUNGSGESELLSCHAFT MBH, a company established under the laws of Federal republic of Germany, having its office at Kammergasse 22, 50676-Cologne, Germany, (hereinafter referred to as “DEG” which expression shall mean and include the said company, its executors, assigns and successors- in-interest), of the Fourth Part;

AND

5.	SOCIÉTÉ DE PROMOTION ET DE PARTICIPATION POUR LA COOPÉRATION ÉCONOMIQUE S.A., a société anonyme having a share capital of Euros 693,079,200 registered with the RCS of Paris under the number 310 792 205, which registered office is at 151 rue Saint Honoré, 75001- PARIS (“Proparco”) of the Fifth Part;

AND

6.	IFC GIF INVESTMENT COMPANY I, a company established under the laws of Republic of Mauritius, having its principal office at C/o Cim Fund Services Ltd, 33 Edith Cavell Street, Port Louis, Mauritius (“GIF”), of the Sixth Part;

AND

7.	AZURE POWER GLOBAL LIMITED, a company established under the laws of Mauritius, having its principal office at c/o AAA Global Services Ltd, 1st Floor, The Exchange, 18 Cybercity, Ebene, Mauritius (hereinafter referred to as the “Company”, which expression shall mean and include the said company, its executors, assigns and successors – in – interest), of the Seventh Part;

AND

8.	MR. INDERPREET SINGH WADHWA (hereinafter referred to as “IW”), son of Mr. Harkanwal Singh Wadhwa residing at J-57, Third Floor, Saket, New Delhi 110 017, MR. HARKANWAL SINGH WADHWA (hereinafter referred to as “HW”), son of Late Mr.

Manohar Singh Wadhwa, residing at C-2324 Ranjit Ave, Amritsar, Punjab, and IW GREEN INC., a company incorporated under the laws of the United States and having its principal office at 341, Raven Circle, Wyoming, Zip Code 19934, Kent, United States of America (“IW Green”) (IW, HW and IW Green shall hereinafter collectively be referred to as the “Sponsors”, which expression shall mean and include their successors, legal heirs and permitted assigns), of the Eighth Part.

The Company, IFC, GIF, Helion, FC, DEG, Proparco and the Sponsors are individually referred to as “Party” and collectively referred to as the “Parties”.

WHEREAS:

(A)	The Parties along with Helion Venture Partners India II, LLC (Helion Partner) have entered into a Shareholders’ Agreement on 22nd July 2015 as amended by amendment agreement dated 8th February 2016 (“Amendment 1”) and amendment agreement dated 30th March 2016 (“Amendment 2”) (collectively referred to as the “APGL SHA”), in order to define their relationship as shareholders of the Company. Helion Partners has transferred its entire shareholding in the Company to Helion on 13th June 2016.

(B)	Vide Amendment 2, the Parties agreed to extend the date by which the QIPO of Azure Mauritius is to take place to 31st July 2016. Now, pursuant to discussions between the Parties, Parties are desirous of extending the QIPO Date under the APGL SHA and are, therefore, entering into this Amendment Agreement to reflect the renewed commercial understanding among the Parties.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1.	DEFINITIONS

Unless otherwise defined in this Amendment Agreement, all capitalized terms used but not defined herein shall have the meanings assigned to them in the APGL SHA.

1.2.	Interpretation

Clause 1.2 to Clause 1.12 of the APGL SHA shall apply mutatis mutandis to this Amendment Agreement.

2.	RE-STATEMENT

This Amendment Agreement records the understanding as presently agreed between the Parties, and the amendments made by this Amendment Agreement to the APGL SHA are effective on and from the date of this Amendment Agreement. The amendments made by this Amendment Agreement form an integral part of the APGL SHA, and the APGL SHA shall be read and understood as amended by this Amendment Agreement.

It is clarified that any reference to the term “Helion” in the APGL SHA shall be to Helion Venture Partners II, LLC.

3.	CONTINUING OBLIGATIONS

All the provisions of the APGL SHA shall, save as amended by this Amendment Agreement, continue to be in full force and effect.

4.	AMENDMENTS TO THE APGL SHA

4.1.	Reference to the QIPO date i.e. 31st July 2016 at both the places under Clause 5.2.4 of the APGL SHA shall be amended and be read as 31st December 2016.

Further, reference to the date in connection with the Agreed Price under second paragraph of Clause 5.2.4 of the APGL SHA, i.e., 31st July 2016, shall be amended and be read as 31st December 2016 instead of 31st July 2016.

4.2.	Reference to the QIPO Due Date under Clause 7.1 of the APGL SHA, i.e., 31st July 2016, shall be amended and be read as 31st December 2016 instead of 31st July 2016.

4.3.	Reference to the IPO Failure Date under Clause 8.3 of the APGL SHA i.e., 31st July 2016 shall be amended and be read as 31st December 2016, instead of 31st July 2016

5.	REPRESENTATION AND WARRANTIES

Each of the Parties hereby severally represents and warrants that:

(a)	It has the power and authority to execute and deliver this Amendment Agreement and is not prohibited from entering into this Amendment Agreement;

(b)	This Amendment Agreement has been duly authorized by it, and upon such execution and delivery, will be a legal, valid and binding obligation enforceable in accordance with its terms; and

(c)	The execution and delivery of this Amendment Agreement by it and the promises, agreements or undertakings of it under this Amendment Agreement does not violate any applicable Laws or violate or contravene the provisions of or constitute a default under any documents, contracts, agreements or any other instruments which it has executed or which are applicable to it.

6.	MISCELLANEOUS

6.1.	The Company and the Sponsors undertake and agree that they shall ensure that any consequent amendments required to the Charter of the Company or any other document to incorporate the amendments made by this Amendment Agreement is carried out within a period of 10 (ten) days from the date of this Amendment Agreement.

6.2.	The provisions of Clause 23 (Governing Law and Arbitration), Clause 24 (Notices) and Clause 25 (Miscellaneous Provisions) of the APGL, SHA shall apply mutatis mutandis to this Amendment Agreement, as if set out in this Amendment Agreement in full (except that any reference to “this Agreement” hereunder shall be construed as a reference to the “Amendment Agreement”).

(Signature pages follow)

IN WITNESS WHEREOF, the Party mentioned below has entered into this Amendment Agreement the day and year first above written.

SIGNED AND DELIVERED BY “MR. INDERPREET SINGH WADHWA”

SIGNED AND DELIVERED BY “MR. HARKANWAL SINGH WADHWA”

SIGNED AND DELIVERED BY “AZURE POWER GLOBAL LIMITED” BY THE HAND OF (the Authorised Signatory)

SIGNED AND DELIVERED BY “IW GREEN INC.” BY THE HAND OF (the Authorised Signatory)

IN WITNESS WHEREOF, the Party mentioned below has entered into this Amendment Agreement the day and year first above written:

SIGNED AND DELIVERED BY “HELION VENTURE PARTNERS II, LLC” BY THE HAND OF (the Authorised Signatory)

IN WITNESS WHEREOF, the Party mentioned below has entered into this Amendment Agreement the day and year first above written:

SIGNED AND DELIVERED BY “FC VI INDIA VENTURE (MAURITIUS) LTD.” BY THE HAND OF (the Authorised Signatory)

Signature Page to Amendment to Shareholders Agreement

IN WITNESS WHEREOF, the Party mentioned below has entered into this Amendment Agreement the day and year first above written:

SIGNED AND DELIVERED BY “INTERNATIONAL FINANCE CORPORATION” BY THE HAND OF
(the Authorised Signatory)

IN WITNESS WHEREOF, the Party mentioned below has entered into this Amendment Agreement the day and year first above written:

SIGNED AND DELIVERED BY “IFC GIF INVESTMENT COMPANY I” BY THE HAND OF
(the Authorised Signatory)

IN WITNESS WHEREOF, the Party mentioned below has entered into this Amendment Agreement the day and year first above written:

SIGNED AND DELIVERED BY “SOCIÉTÉ DE PROMOTION ET DE PARTICIPATION POUR LA COOPÉRATION ÉCONOMIQUE S.A.” BY THE HAND OF
(the Authorised Signatory)
Amaury MULLIEZ Deputy CEO

IN WITNESS WHEREOF, the Party mentioned below has entered into this Amendment Agreement the day and year first above written:

SIGNED AND DELIVERED BY “DEG – DEUTSCHE INVESTITIONS –UND ENTWICKLUNGSGESELLSCHAFT MBH” BY THE HAND OF (the Authorised Signatory)
Paul Heinemann	Bertram Dreyer
Vice President	Vice President

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